Third Quarter 2020 Earnings Call November 5, 2020

DISCLAIMER With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to the uncertain financial impact of COVID-19, our capital resources and liquidity, expected dividend payments, expected liquidity and performance of our customers, including AMC and Regal, future expenditures for development projects and our results of operations and financial condition. The estimates presented herein are based on the Company's current expectations and, given the current economic uncertainty, there can be no assurances that the Company will be able to continue paying dividends at expected levels, or at all, or continue to comply with applicable covenants under its debt agreements, which could materially impact actual performance. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. While references to commitments for investment spending are based on present commitments and agreements of the Company, we cannot provide assurance that these transactions will be completed on satisfactory terms. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the Securities and Exchange Commission ("SEC") on May 11, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. 2

INTRODUCTORY COMMENTS This information is as of the date indicated and, to our knowledge, was timely and accurate when presented. We are under no obligation to update or remove outdated information other than as required by applicable law or regulation. 3

PORTFOLIO UPDATE 4

PORTFOLIO OVERVIEW Total Portfolio Snapshot Experiential Portfolio $6.7B Total Investments* 284 Properties; 44 Operators Occupancy at 96.7% Occupancy at 96.4% 369 Properties $6B Total Investments Q3 Investment Spending $8.7M 3 Properties under Development Education Portfolio 85 Properties; 15 Operators Occupancy at 100% * See investor supplemental for the applicable period for definitions and calculations of this Non-GAAP measure 5

PORTFOLIO REOPENING Theatres 2020 Reopening – 63% of theatres are open as of Nov. 3 • Openings significantly impacted by state/local restrictions • Dearth of content limits potential to create consumer demand 2021 – Strong line-up of films pushed from 2020 and those already slated • Optimistic that the industry regains momentum Exhibition Industry – there is no evidence of structural changes in movie-going habits due to pandemic • Studios are pushing major titles to 2021 and 2022 • Not releasing to PVOD as theatrical exhibition is preferred distribution 6

PORTFOLIO REOPENING Other Experiential and Education Reopening – 93% of non-theatre properties are open 7

COLLECTIONS AND DEFERRAL AGREEMENTS Collections Ramping Up • July, August and September collections were approximately 35%, 40% and 48% of contractual cash revenue • Q3 collections were 41% compared to Q2 at 24% • October collections were 43% • Q4 collections are expected to exceed Q3 collections Deferral Agreements Scope • 19 of Top 20 tenants are paying or have executed deferral agreements • Reached resolution with 90% of annualized pre-COVID contractual cash rent and interest payments Key Features • Agreements structured to ramp up through 2020 and beyond; vast majority provide repayment of all deferred rent • Where rent concessions were provided, we received greater or equal value through additional lease term, additional collateral, or other benefits 8

FINANCIAL REVIEW 9

FINANCIAL HIGHLIGHTS Financial Performance* Quarter ended September 30, $ % 2020(1) 2019(2) Change Change Total Revenue (Continuing Ops) $63.9 $169.4 ($105.5) (62%) Net Income - Common (91.9) 28.0 (119.9) (428%) FFO as adj. – Common* (11.7) 115.3 (127.0) (110%) AFFO – Common* 2.7 113.6 (110.9) (98%) Net Income/share – Common (1.23) 0.36 (1.59) (442%) FFO/share - Common, as adj.* (0.16) 1.46 (1.62) (111%) AFFO/share - Common* 0.04 1.44 (1.40) (97%) (In millions except per-share data) (1) The operating results for the three months ended September 30, 2020, include $49.8 million of straight-line and other receivable write-offs, or $0.67 per share, related to moving two customers to a cash basis of accounting for revenue recognition purposes at the end of the third quarter. These write- offs are reflected in all metrics in these columns except that AFFO – Common and AFFO/share - Common for the three months ended September 30, 2020 excludes the impact of the straight-line portion of these write-offs of $24.9 million. (2) The operating results of the Company's public charter school portfolio for the three months ended September 30, 2019, include $11.3 million in termination fees, and are included in all metrics in this column except for total revenue from continuing operations. The remaining public charter school portfolio was sold subsequent to this period. * See investor supplementals for the applicable periods for definitions and calculations of these non-GAAP measures 10

COVID-19 IMPACTS ON Q3 RESULTS For the quarter ended September 30, 2020 $ Per (in millions) Share FFOAA* before placing Regal (Cineworld) and one $38.1 $.51 Attraction tenant on cash basis Impact of cash basis entries: Rental revenue and interest income write-off (26.0) (.35) Straight-line rent receivable write-off (23.8) (.32) Total impact of write-offs (49.8) (.67) FFOAA* after cash basis entries (as reported) ($11.7) ($.16) Other charges impacting Q3 excluded from FFOAA* : • Impairment charges of $11.6M related to two Eat & Play properties • Credit loss expense of $5.9M related to note receivable • Valuation allowance on deferred tax asset of $18.0M * See Supplemental Operating and Financial Data for the applicable periods for definitions and calculations of these non-GAAP measures. 11

DEFERRAL INFORMATION Classification of Customers and Deferral Information ($ in millions) Annualized Revenue1 No Payment Deferral $ 107 17% Payments Deferred and Recognized as Revenue During 233 37% Deferral Period Payments Deferred But Not Recognized as Revenue 29 5% During Deferral Period Cash Basis/Lease Restructurings2 245 39% New Vacancies 10 2% Total $ 624 100% (1) Represents annualized pre-COVID contractual revenue which includes cash rent (including tenant reimbursements) and interest payments. (2) Includes leases for tenants accounted for on a cash basis and/or leases for tenants that have been or are expected to be restructured. This category includes AMC and Regal. n/a (3) 12

CAPITAL MARKETS UPDATE

Net Debt to Gross Assets was 42% at 9/30/20

- $3.9B total debt; $3.1B fixed rate or fixed through int. rate swaps at wtd. avg. = 4.5%
- $750M drawn on $1B revolver
- Weighted average debt maturity ~5 years; No scheduled debt maturities until revolver matures in 2022
- On 11/3/20, further amended Bank Credit Facilities to extend certain covenant waivers through December 2021

Liquidity Position

- ~$1.0B unrestricted cash; Q3 had minimal cash burn

Bank Credit Facilities and Private Placement Notes

- Moody's downgraded to Baa3 during Q3; Subsequent to 9/30/20, S&P and Fitch downgraded to BB+

	Amount Outstanding at 9/30/2020	Current Rates - Covenant Relief Period	Rates After Covenant Relief Period
Revolving Credit Facility	$750M	LIBOR + 1.625%(1)	LIBOR + 1.20%(1)
Revolving Credit Facility Fee		0.375%	0.25%(1)
Term Loan Facility	$400M	LIBOR + 2.00%(1)	LIBOR + 1.35%(1)
Private Placement Notes due 2024	$148M	5.60%	4.35%
Private Placement Notes due 2026	$192M	5.81%	4.56%

EPR Properties

(1) Based on unsecured debt ratings as of 11/4/20; subject to change based on changes to these ratings. LIBOR rate on the term loan facility has been fixed with interest rate swaps.

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EXPECTED REVENUE RECOGNITION AND COLLECTIONS Q4 Full Year 2020 2020 % of pre-COVID contractual cash 53% - 63% 67% - 70% revenue to be recognized % of pre-COVID contractual cash 40% - 50% 50% - 53% revenue to be collected 14

CLOSING COMMENTS 15

EPR Properties 909 Walnut Street, Suite 200 Kansas City, MO 64106 www.eprkc.com 816-472-1700 info@eprkc.com